SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
QIAO XING UNIVERSAL TELEPHONE, INC.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
IMPORTANT
SOLICITATION OF PROXY
PURPOSE OF MEETING
VOTING AT MEETING
STOCK OWNERSHIP
BOARD OF DIRECTORS
ELECTION OF DIRECTORS
CERTAIN TRANSACTIONS
ADDITIONAL MATTER TO BE VOTED UPON BY OUR SHAREHOLDERS
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT NEXT ANNUAL MEETING OF SHAREHOLDERS
ANNUAL REPORT
OTHER BUSINESS
AVAILABILITY OF ANNUAL REPORT ON FORM 20-F
PROXY

QIAO XING UNIVERSAL TELEPHONE, INC.
Qiao Xing Science Industrial Park
Tang Quan
Huizhou City, Guangdong,
People’s Republic of China 516023
(011) 86-752-2820-268
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Friday, December 2, 2005
To Our Shareholders:
     PLEASE TAKE NOTICE that our annual meeting of shareholders will be held at Suite 4703, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong, on Friday, December 2, 2005, at 11:00 a.m., local time, for the following purposes:
     1. To elect five directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified;
     2. To approve the establishment of our 2005 stock compensation plan for the benefit of our officers, directors, employees and advisors (the “2005 Stock Compensation Plan Proposal”); and
     3. To transact such other business as may properly come before the meeting or any adjournment.
     The board of directors has fixed the close of business on October 17, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment. A proxy statement which describes the foregoing proposals and a form of proxy accompany this notice.

By Order of the Board of Directors

Zhi Yang Wu Secretary
Dated: October 24, 2005
IMPORTANT
     Whether or not you expect to attend the meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage. If you grant a proxy, you may revoke it at any time prior to the meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

QIAO XING UNIVERSAL TELEPHONE, INC.
Qiao Xing Science Industrial Park
Tang Quan
Huizhou City, Guangdong,
People’s Republic of China 516023
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held Friday, December 2, 2005
SOLICITATION OF PROXY
     The accompanying proxy is solicited on behalf of the board of directors of Qiao Xing Universal Telephone, Inc. for use at our annual meeting of shareholders to be held at Suite 4703, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong, on Friday, December 2, 2005, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which is expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about October 24, 2005.
     Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted “FOR” the election as directors of those nominees named in the proxy statement, “FOR” the proposal to approve the establishment of the 2005 Stock Compensation Plan, and in accordance with his best judgment on all other matters that may properly come before the meeting.
     The enclosed form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

PURPOSE OF MEETING
     As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:
     1. To elect five directors to hold office for the term specified herein or until their successors are elected and qualified;
     2. To approve the establishment of the 2005 stock compensation plan for the benefit of our officers, directors, employees and advisors (the “2005 Stock Compensation Plan Proposal”); and
     3. To transact such other business as may properly come before the meeting or any adjournment.
VOTING AT MEETING
     Our voting securities consist solely of common stock, $.001 par value per share.
     The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on October 17, 2005, at which time we had outstanding and entitled to vote at the meeting 18,646,676 shares of common stock. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.
     The election of directors and approval of the 2005 Stock Compensation Plan Proposal each will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and voting thereon. Cumulative voting for directors is not authorized and proxies cannot be voted for more than five nominees.

STOCK OWNERSHIP
     The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of June 30, 2005 by:
•	each person who is known by us to own beneficially more than 5% of our outstanding common stock;

•	by each of our current executive officers and directors; and

•	by all current directors and executive officers as a group.
     As of June 30, 2005, we had 18,646,676 shares of our common stock issued and outstanding.
     This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(l) under the Securities Exchange Act of 1934, as amended.
     The address for each person named below is c/o Qiao Xing Universal Telephone, Inc., Qiao Xing Science Industrial Park, Tang Quan, Huizhou City, Guangdong, People’s Republic of China 516023.

Name of Beneficial Holder	Number		Percent
	Shares Beneficially Owned

Wu Holdings Limited	6,819,000	(1)	36.6
Rui Lin Wu	7,119,000	(1)	38.2
Zhi Yang Wu	250,000		1.3
Shi Jie (2)	0		0
Albert Leung	0		0
Ze Yun Mu	0		0
Zhu Ming (2)	0		0
Sonny Kwok Wing Hung	0		0
Yi Hong Zhang	0		0
All directors and executive officers as a group (8 persons)	7,369,000		39.5

(1)	Wu Holdings Limited is a British Virgin Islands corporation which is wholly owned by the Qiao Xing Trust. The Qiao Xing Trust is a Cook Islands trust which was formed for the primary benefit of Zhi Jian Wu Li, the youngest son of Rui Lin Wu, our chairman. The 6,819,000 shares of common stock owned of record and beneficially by Wu Holdings Limited may be deemed to also be beneficially owned by Rui Lin Wu (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) since he may be deemed to have and/or share the power to direct the voting and disposition of such shares.

(2)	Resigned as a director effective as of September 1, 2005.

BOARD OF DIRECTORS
     Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings.
     We have established an audit committee, which currently consists of Sonny Kwok Wing Hung, Ze Yun Mu and Yi Hong Zhang. Its functions are to:
•	recommend annually to our board of directors the appointment of our independent public accountants;

•	discuss and review the scope and the fees of the prospective annual audit and review the results with the independent public accountants;

•	review and approve non-audit services of the independent public accountants;

•	review compliance with our existing accounting and financial policies;

•	review the adequacy of our financial organization; and

•	review our management’s procedures and policies relative to the adequacy of our internal accounting controls and compliance with U.S. federal and state laws relating to financial reporting.
     We have established a nominating committee, which currently consists of Sonny Kwok Wing Hung, Ze Yun Mu and Yi Hong Zhang. Its purpose and functions are to:
•	assess the size and composition of the board of directors in light of our operating requirements and existing social attitudes and trends;

•	develop membership qualifications for the board of directors and all board committees;

•	monitor compliance with board of director and board committee membership criteria;

•	review and recommend directors for continued service as required based on our evolving needs;

•	coordinate and assist management and the board of directors in recruiting new members to the board of directors; and

•	investigate suggestions for candidates for membership on the board of directors and recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the board of directors, including stockholder nominations for the board of directors.

     We have established a compensation committee, which currently consists of Sonny Kwok Wing Hung, Ze Yun Mu and Yi Hong Zhang. Its purpose and functions are to:
•	review and approve corporate goals and objectives relevant to the compensation of the chief executive officer and other executive officers;

•	evaluate the chief executive officer’s performance in light of such goals and objectives at least annually and communicate the results to the chief executive officer and the board of directors;

•	set the chief executive officer’s compensation levels based on the foregoing evaluation (including annual salary, bonus, stock options and other direct and indirect benefits), with ratification by the independent directors of the full board of directors; and

•	set the other executive officers’ compensation levels (including annual salary, bonus, stock options and other direct and indirect benefits).
     No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he or she served.
     Each non-employee director is compensated separately for service on the board and is reimbursed for expenses to attend board and committee meetings.
ELECTION OF DIRECTORS
     At the meeting, five directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.
     Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented with respect to the nominees was obtained in part from each of them and in part from our records.

Nominees for Election as Directors

Name	Age	Position

Rui Lin Wu	53	Chairman and Chief Executive Officer
Zhi Yang Wu	32	Vice Chairman and Secretary
Ze Yun Mu	39	Non-Executive Director
Sonny Kwok Wing Hung	41	Non-Executive Director
Yi Hong Zhang	63	Non-Executive Director
     None of our directors and officers was selected pursuant to any agreement or understanding with any other person. There is no family relationship between any director or executive officer and any other director or executive officer, except Rui Lin Wu and his son Zhi Yang Wu.
     Mr. Rui Lin Wu is our chairman and chief executive officer. He is our founder and has over 15 years of experience in the telecommunication industry. He is responsible for our overall strategic planning, policy making and finance. Prior to his career in the telecommunications industry, he was a general manager of a fashion and garment factory from 1980 to 1986. Currently, Mr. Wu is the executive commissioner of the China National Association of Industry and Commerce, senior analyst of the China National Condition and Development Research Center, and a member of the Poverty Fund of China. Mr. Wu also serves as the chairman of Qiao Xing Mobile Communication Co. and a director of CEC Telecom Co., Ltd. since February 2003.
     Mr. Zhi Yang Wu is our vice chairman and the elder son of Mr. Rui Lin Wu. Mr. Wu also serves as our secretary. Mr. Wu received a Diploma in Business Management from Huizhou University of the PRC. He joined us in 1992 and is responsible for our overall strategic planning, policy making and the overseas market development. Mr. Wu also serves as the chairman of CEC Telecom Co., Ltd. and CEC Mobile Ltd. since February 2003.
     Mr. Ze Yun Mu serves as a non-executive director since September 15, 2003. Mr. Mu currently serves as the external affairs director since 1998 for Huizhou Wei Guo Machinery Factory and served as a technician for them from 1990 to 1998.
     Mr. Sonny Kwok Wing Hung serves as a non-executive director since December 2004. Since November 2002, he has served as Assistant to Chairman of Man Sang International Ltd. (MSHI.OB), a US publicly listed jewelry company. From February 2000 to November 2002, Mr. Hung served as Vice President of Yorkshire Capital Limited, a Hong Kong-based investment banking firm. Previously, Mr. Hung served as Director of Corporate Development of Man Sang International from November 1996 to March 2000. From 1991 to 1997 he was in various senior positions with Dah Sing Bank, Hong Kong Bank. Mr. Hung received Bachelor degrees in Finance and Banking from San Francisco State University in 1989 and an MBA from Baptist University in Hong Kong in 1999.
     Mr. Yi Hong Zhang serves as a non-executive director since December 2004. Since 2004, he has served as senior advisor and independent director of Guangzhou Hualin Enterprise Group. From 2001 through 2003, Mr. Zhang was the standing deputy director of the leadership panel for technical assessment under the Guangdong Science and Technology Institute. From 2000 to 2001, he served as chairman and general manager of Guangdong Zhongping Yueke Appraisal Co., Ltd. From 1994 to 1999, Mr. Zhang served as head of the Guangdong Science and Technology Appraisal Center.
Compensation of Directors and Executive Officers
     The aggregate compensation which we paid to all of our directors and executive officers as a group with respect to our fiscal year ended December 31, 2004 on an accrual basis, for services in all capacities, was Rmb 3,024,264 (US$365,399). During the fiscal year ended December 31, 2004 we contributed an aggregate amount of Rmb 22,365 (US$2,702) toward the pension plans of our directors and executive officers.
Executive Service Contract
     We have not entered into an employment agreement with Mr. Rui Lin Wu. Currently, Mr. Wu serves as our chief executive officer at an annual salary of Rmb 1,266,840 (US$153,000). Mr. Wu’s remuneration package includes benefits with respect to a motor car.
The 1999 Stock Compensation Plan
     Effective June 16, 1999, we adopted and approved the 1999 Stock Compensation Plan. The purpose of the plan was to:
•	encourage ownership of our common stock by our officers, directors, employees and advisors;

•	provide additional incentive for them to promote our success and our business; and

•	encourage them to remain in our employ by providing them an opportunity to benefit from any appreciation of our common stock through the issuance of stock options.
     Options constituted either incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constituted nonqualified options at the time of issuance of such options. The plan provided that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 2,000,000 shares of common stock were authorized and reserved for issuance during the term of the plan which expired in June 2009. The compensation committee had the sole authority to interpret the plan and make all determinations necessary or advisable for administering the plan. The exercise price for any incentive option must be at least equal to the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option was not exercised for any reason, such shares would again become available for the purposes of the plan.
     As of December 31, 2004, all 2,000,000 options had been exercised and no options to purchase shares of our common stock under the plan remained outstanding.
Other Options and Warrants Outstanding
     As of June 30, 2005, the following additional options and warrants to purchase shares of our common stock were outstanding:
•	warrants to purchase an aggregate of 30,000 shares of common stock at $8.50 per share at any time until December 23, 2009 which we granted to a research service firm in December 2004 in connection with a research service agreement

•	warrants to purchase an aggregate of 375,000 shares of common stock at $9.86 per share at any time until February 17, 2010 which we granted to two accredited investors and the placement agent and finders in February 2005 in connection with a stock purchase agreement

•	warrants to purchase an aggregate of 130,000 shares of common stock at $9.86 per share at any time until April 13, 2010 which we granted to three accredited investors and two finders in April 2005 in connection with a stock purchase agreement
     THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT YOU VOTE FOR THE ELECTION OF SUCH NOMINEES.

CERTAIN TRANSACTIONS
     The following table is provided to facilitate your understanding of the relationships between us and each of the following related parties and their transactions with us during the fiscal year ended December 31, 2004.
Name and relationship of related parties:

Name of related parties	Existing relationship with the Company

Mr. Zhi Jian Wu Li	The major shareholder
Mr. Rui Lin Wu	Director and father of Mr. Zhi Jian Wu Li
Mr. Zhi Yang Wu	Director and brother of Mr. Zhi Jian Wu Li
Mr. Zhi Zhong Wu	Brother of Mr. Zhi Jian Wu Li
Mr. Jie Shi	Director
Mr. Ming Zhu	Non-executive independent director (appointed on January 2, 2003)
Mr. Ze Yun Mu	Non-executive independent director (appointed on September 15, 2003)
Mr. Zhong Ai Li	Director (resigned on January 2, 2003)
Mr. Guo Liang Zhang	Director (resigned on January 2, 2003)
Ms. Liu Rong Yang	Director (resigned on September 15, 2003)
Mr. Zhi Fang Zhang	Director (resigned on January 2, 2003)
Mr. Zi Shu Huang	Director (resigned on January 2, 2003)
Wu Holdings Limited	Intermediate holding company
Exquisite Jewel Limited	Minority shareholder
Metrolink Holdings Limited	Minority shareholder
Specialist Consultants Limited	Minority shareholder
Jia Xing Electronic Supplies Company Limited	Common director
Qiao Xing Group Limited (“QXGL”)	Common director and minority shareholder
Qiao Xing Properties Limited	Common director
Rui Xing Electronic Development Company Limited	Common director
Shanghai Sunplus Communication Technology Company Limited	Common director until September 2004
Dalian Yu Tian Ocean Biochemistry Technology Company Limited	Common director
Huizhou Calilee Telecommunication Company Limited (“Calilee”)	A company 5% owned by QXGL
Shenzhen Tianna I/E Trade Company Limited	A company 90% owned by QXGL
CEC Wireless R&D Limited (“CECW”)	CECT and CECW have common owners
Beijing China Electronics Changsheng Investment Management Company Limited	Minority owner of CECT is a shareholder
China Electronics Beijing Real Estate Management Co., Ltd.	Minority owner of CECT is a shareholder
China Electronics Corp.	Minority owner of CECT
China National Electronics Import & Export Corporation	Minority owner of CECT is a shareholder
Goldcellcom Co., Ltd	Minority owner of CECT is a shareholder
Wuhan Zhongyuan Electronics Group Co., Ltd.	Minority owner of CECT is a shareholder
Shenzhen SED Trade Co., Ltd.	Common owner
Wuhan Zhongyuan Qi Xing Co., Ltd.	Common owner

Summary of related party transactions is as follows:

	2002	2003	2004
	Rmb’000	Rmb’000	Rmb’000	US$’000

Operating lease rentals charged by
- China Electronics Corp	—	2,049	2,743	331

Property management fees paid and payable to
- China Electronics Beijing Real Estate Management Co., Ltd	—	788	971	117
- QXGL	—	34	68	8

Interest income from CEFCL	—	1,851	—	—

Rental income from
-QXGL	327	—	—	—
-CECM	—	1,103	1,110	134

Research and development fee paid to CECW	—	—	391	47

Commission paid and payable to CECW	28,200	5,181	—	—

Purchases from
-Qiao Xing Development Limited	10,061	34	3,290	398
-Rui Xing Electronic Development Company Limited	9,214	—	—	—
-Shanghai Sunplus Communication Technology Company Limited	—	24,366	354,368	42,816
-Shenzhen Tianna I/E Trade Company Limited	—	13,005	103,379	12,490

Sales to
-CECT *	344,458	26,821	—	—
-CECM	—	238,857	17,536	2,119
-Calilee	—	611,281	293,097	35,413
-Goldcellcom Co., Ltd	—	7,980	—	—

*	Sales to CECT after February 8, 2003 have been eliminated on the consolidated statement of operations for 2003.
Summary of related party balances is as follows:

	2003	2004
	Rmb’000	Rmb’000	US$’000

Due from
-Exquisite Jewel Limited	6	6	1
-China National Electronics Import & Export Corporation	1	1	—
-China Electronics Beijing Real Estate Management Co., Ltd	4	34	4
-Wuhan Zhongyuan Electronics Group Co., Ltd	120	120	15
-CEFCL	7,030	7,030	849
-Wu Holdings Limited	24	24	3

	2003	2004
	Rmb’000	Rmb’000	US$’000

	7,185	7,215	872

Due to
-Beijing China Electronics Changsheng Investment Management Company Limited	3,532	3,481	420
-China Electronics Corp.	969	734	89
-Goldcellcom Co., Limited	40	5,839	705
-Dalian Yu Tian Ocean Biochemistry Technology Company Limited	10,000	—	—
-QXGL	—	700	85
-Shenzhen SED Trade Co., Ltd	—	31	4
-Wuhan Zhong Yuan Qi Xing Co., Ltd	—	3
-Mr Rui Lin Wu	471	14,758	65
-Mr. Jie Shi	83	166	20
-Mr. Ming Zhu	3	7	1
-Mr. Ze Yun Mu	1	5	1
-Mr. Guo Liang Zhang	146	—	—
-Ms. Liu Rong Yang	11	—	—
-Ms. Zhi Fang Zhang	10	—	—
-Mr. Zi Shu Huang	10	—	—
-Mr. Zhong Ai Li	218	—	—

	15,494	25,724	3,108

Accounts receivable from
-CECM	32,225	32,111	3,880
-Calilee	40,556	35,765	4,321

	72,781	67,876	8,201

Vendor deposits for the purchase of mobile phones
-Shanghai Sunplus Communication Technology Company Limited	256,856	205,565	24,837
-Shenzhen Tianna I/E Trade Company Limited	51,179	—	—

	308,035	205,565	24,837

Deposits for the purchase of land from QXGL	—	8,000	967

Accounts payable to Shenzhen Tianna I/E Trade Company Limited	—	7,263	877

Except for the balances with the shareholders (Note 24), all other balances with directors and related parties were unsecured, non-interest bearing and without pre-determined repayment terms.
Loans from shareholders were unsecured loans from Mr. Rui Lin Wu (held in trust for Mr. Zhi Jian Wu Li), Exquisite Jewel Limited, Metrolink Holdings Limited and Specialist Consultants Limited, the Company’s shareholders, and were non-interest bearing. The lenders have agreed not to make demand on the Group for repayment before January 1, 2006.
During the year ended December 31, 2003, QXGL and China Electronics Corp. provided corporate guarantees to the Group’s banking facilities to the extent of Rmb320,000,000 and Rmb 50,000,000 respectively.

During the year ended December 31, 2004, QXGL and China Electronics Corp. provided corporate guarantees to the Group’s banking facilities to the extent of Rmb730,000,000 and Rmb 50,000,000 respectively.
ADDITIONAL MATTER TO BE VOTED UPON BY OUR SHAREHOLDERS
THE 2005 STOCK COMPENSATION PLAN PROPOSAL
     On September 19, 2005, we adopted and approved, subject to approval by our shareholders, our 2005 Stock Compensation Plan (the “2005 Plan”). We believe that a new plan is necessary since there are no more options remaining under our 1999 Plan. We believe that the grant of stock options is accomplishing its purpose, which is to promote our and your interests by providing key employees with an opportunity to acquire a proprietary interest in us and to develop a stronger incentive to put forth maximum effort for our continued success and growth. In addition, the opportunity to acquire a propriety interest in us aids us in attracting and retaining key personnel of outstanding ability.
     Options granted under the 2005 Plan will constitute either incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constitute nonqualified options at the time of issuance of such options. The 2005 Plan provides that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 2,000,000 shares of common stock are authorized and reserved for issuance during the term of the 2005 Plan, which expires in June 2015. The compensation committee has the sole authority to interpret the 2005 Plan and make all determinations necessary or advisable for administering the 2005 Plan. The exercise price for any incentive option or nonqualified option may be less than the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option is not exercised for any reason, such shares shall again become available for the purposes of the 2005 Plan.
     As of October 24, 2005, no options had been granted under the 2005 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS TO OUR SHAREHOLDERS THAT YOU VOTE FOR THE ESTABLISHMENT AND ADOPTION OF OUR 2005 STOCK COMPENSATION PLAN.
INDEPENDENT PUBLIC ACCOUNTANTS
     A representative of Grobstein, Horwath & Company, LLP CPAs is expected to attend the meeting and will have the opportunity to make a statement if he or she so desires. This representative is expected to be available to respond to appropriate shareholder questions at that time.
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
AT NEXT ANNUAL MEETING OF SHAREHOLDERS
     Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to our next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by December 31, 2005. You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.
ANNUAL REPORT
     Our annual report to shareholders concerning our operations during the fiscal year ended December 31, 2004, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.
OTHER BUSINESS
     Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.
AVAILABILITY OF ANNUAL REPORT ON FORM 20-F
     UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED

DECEMBER 31, 2004, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 17, 2005. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO OUR SECRETARY, QIAO XING UNIVERSAL TELEPHONE, INC., QIAO XING SCIENCE INDUSTRIAL PARK, TANG QUAN, HUIZHOU CITY, GUANGDONG, PEOPLE’S REPUBLIC OF CHINA 516023.
     The above notice and proxy statement are sent by order of the board of directors.

ZHI YANG WU Secretary
October 24, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
QIAO XING UNIVERSAL TELEPHONE, INC.
TO BE HELD DECEMBER 2, 2005

          The undersigned hereby appoints Rui Lin Wu as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Qiao Xing Universal Telephone, Inc. held of record by the undersigned as of the close of business on October 17, 2005, at the Annual Meeting of Shareholders to be held on Friday, December 2, 2005, or any adjournment or postponement.

1.	ELECTION OF DIRECTORS

___	FOR all nominees listed below	___	WITHHOLD AUTHORITY
	(except as marked to the		to vote for all nominees
	contrary below)		listed below

R.L. Wu; Z.Y. Wu; Z.Y. Mu; S.K. Hung; Y.H. Zhang

(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees’ names on the space provided below.)

2.	To approve the establishment of the 2005 stock compensation plan for the benefit of our officers, directors, employees and advisors (the “2005 Stock Compensation Plan Proposal”).

___ FOR	___ AGAINST	___ ABSTAIN

3.	In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the meeting, or any adjournment or postponement thereof.

          It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1) AND IN FAVOR OF ITEM (2).
          The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005
Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

☐ PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.